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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report February 17, 1999
              (Date of earliest event reported) (February 3, 1999)



                              AMERICAN MEDIA, INC.
--------------------------------------------------------------------------------
           (Exact name of the registrant as specified in its charter)



              Delaware                    1-10784                65-0203383
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 (State or other jurisdiction     (Commission file number)    (IRS Employee
of incorporation or organization)                           Identification No.)



      600 East Coast Avenue, Lantana, Florida                     33464-0002
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     (Address of principal executive offices)                     (Zip Code)



        Registrant's telephone number, including area code (561) 540-1000






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                       AMERICAN MEDIA, INC. AND SUBSIDIARY
                                INDEX TO FORM 8-K




                                                                                                       PAGES(S)
                                                                                                       --------

Item 2. Acquisition or Disposition of Assets -                                                             3

Item 7. Financial Statements, Unaudited Pro Forma Financial Information and Exhibits                       3

        Unaudited Pro Forma Consolidated Balance Sheet .........................................           4
        Unaudited Pro Forma Consolidated Statements of Income ..................................          5-6

        Notes to Unaudited Pro Forma Consolidated Financial Statements..........................           7

        Signature...............................................................................           8










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ITEM 2. - ACQUISITION OR DISPOSITION OF ASSETS

On February 3, 1999 American Media, Inc. (the "Company") sold certain of the trademarks and publishing assets of the publications SOAP OPERA MAGAZINE and SOAP OPERA NEWS (the "Soap Properties") to Primedia, Inc. ("Primedia") for $10 million in cash and the assumption by Primedia of the publications' deferred subscription liabilities. The cash proceeds were used to pay down amounts outstanding under the Company's Credit Agreement. The Company may be entitled to receive additional cash payments from Primedia over the next four years based on a percentage of the incremental increase in operating income of Primedia's soap publications excluding depreciation (except display rack depreciation), amortization and certain corporate expense allocations over a pre-defined base year.

In connection with the disposition of the Soap Properties, the Company entered in to a non-competition agreement with Primedia which prohibits the Company from ownership, management, operation or control of any business in the soap opera publications field in the United States and Canada for a period of ten years. In addition, it prohibits the Company from entering into new merchandising service agreements for any soap opera publication in the United States and Canada for a period of four years.

ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS

(a)   NOT APPLICABLE

(b)   THE UNAUDITED PRO FORMA FINANCIAL INFORMATION REQUIRED IS ATTACHED HERETO.

(c)   NOT APPLICABLE


                              AMERICAN MEDIA, INC.
                        UNAUDITED PRO FORMA CONSOLIDATED
                              FINANCIAL INFORMATION

The following unaudited pro forma consolidated balance sheet as of December 28, 1998, and the unaudited pro forma consolidated statements of income for the nine month period ended December 28, 1998 and the year ended March 30, 1998 have been prepared to give effect to the sale of the Soap Properties and the use of the proceeds therefrom. The adjustments to the unaudited pro forma consolidated balance sheet have been prepared as if the transaction was consummated on December 28, 1998, while the adjustments to the unaudited consolidated pro forma statements of income have been prepared as if the transaction was consummated as of the beginning of the respective periods presented. The unaudited pro forma consolidated financial information has been adjusted to reflect the effect of the pro forma adjustments described in the accompanying notes and is not necessarily indicative of the consolidated financial position or results of operations had the sale transaction actually been effected as of the assumed dates.

The unaudited pro forma consolidated financial information should be read in conjunction with the Company's consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the nine months ended December 28, 1998 and Annual Report on Form 10-K for the fiscal year ended March 30, 1998.


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                    AMERICAN MEDIA, INC. AND SUBSIDIARY
               UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                          As of December 28, 1998
                                 (in 000's)


                                                                                               Pro Forma
                                                                               Historical      Adjustments        Pro Forma
                                                                               ---------       ---------          ---------
                                     ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                                    $   7,502       $  10,000 (a)      $   7,502
                                                                                                 (10,000)(b)
  Receivables, net                                                                10,373                             10,373
  Inventories                                                                     11,045                             11,045
  Prepaid expenses and other                                                       3,022                              3,022
                                                                               ---------       ---------          ---------
      Total current assets                                                        31,942               0             31,942
                                                                               ---------       ---------          ---------
PROPERTY AND EQUIPMENT, at cost:
  Land and buildings                                                               4,039                              4,039
  Machinery, fixtures and equipment                                               21,436                             21,436
  Display racks                                                                   23,699          (5,096)(a)         18,603
                                                                               ---------       ---------          ---------
                                                                                  49,174          (5,096)            44,078
 Less - accumulated depreciation                                                 (19,701)          1,801 (a)        (17,900)
                                                                               ---------       ---------           --------
                                                                                  29,473          (3,295)            26,178
                                                                               ---------       ---------          ---------
DEFERRED DEBT COSTS, net                                                           6,065                              6,065
                                                                               ---------       ---------          ---------

GOODWILL AND OTHER INTANGIBLES, net                                              565,239                            565,239
                                                                               ---------       ---------          ---------
                                                                               $ 632,719       $  (3,295)         $ 629,424
                                                                               =========       =========          =========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Current portion of term loan                                                 $  18,750                          $  18,750
  Accrued expenses                                                                39,127             800 (a)         39,927
  Accrued and current deferred income taxes                                        7,822           3,011 (a)         10,833
  Deferred revenues                                                               26,817          (2,233)(a)         24,584
                                                                               ---------       ---------          ---------
      Total current liabilities                                                   92,516           1,578             94,094
                                                                               ---------       ---------          ---------

LONG TERM DEBT:
  Term Loan and Revolving Credit Commitment, net of current portion              273,250         (10,000)(b)        263,250
  Senior Subordinated Debt                                                       200,134                            200,134
                                                                               ---------       ---------          ---------
                                                                                 473,384         (10,000)           463,384
                                                                               ---------       ---------          ---------

DEFERRED INCOME TAXES                                                              7,673                              7,673
                                                                               ---------       ---------          ---------


STOCKHOLDERS' EQUITY:
  Common stock                                                                       428                                428
  Additional paid-in capital                                                      59,343                             59,343
  Retained earnings                                                                5,517           5,127 (a)         10,644
  Less - Stock held in treasury, at cost                                          (6,142)                            (6,142)
                                                                               ---------       ---------          ---------
TOTAL STOCKHOLDERS' EQUITY                                                        59,146           5,127             64,273
                                                                               ---------       ---------          ---------
                                                                               $ 632,719       $  (3,295)         $ 629,424
                                                                               =========       =========          =========




The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of this consolidated balance sheet.




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                       AMERICAN MEDIA, INC. AND SUBSIDIARY
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME For the Three Fiscal Quarters Ended December 28, 1998
                    (in 000's, except per share information)


                                                                           Disposition
                                                                             of Soap
                                                          Historical        Properties       Adjustments        Pro Forma
                                                          ----------       -----------       -----------        ---------
OPERATING REVENUES:
  Circulation                                              $189,523          $(17,087)                           $172,436
  Advertising                                                16,882              (670)                             16,212
  Other                                                      15,778               (43)                             15,735
                                                           --------          --------         ---------          --------
                                                            222,183           (17,800)                0           204,383
                                                           --------          --------         ---------          --------
OPERATING EXPENSES:
  Editorial                                                  21,840            (3,168)                             18,672
  Production                                                 60,772           (11,905)              409 (c)        49,276
  Distribution, circulation and other cost of sales          52,147            (7,081)                             45,066
  Selling, general and administrative expenses               20,201              (392)                             19,809
  Depreciation and amortization                              23,994            (1,139)                             22,855
                                                           --------          --------         ---------          --------
                                                            178,954           (23,685)              409           155,678
                                                           --------          --------         ---------          --------

  Operating income                                           43,229             5,885              (409)           48,705

INTEREST EXPENSE                                            (35,575)                                570 (d)       (35,005)
OTHER INCOME, net                                             3,387                                                 3,387
                                                           --------          --------         ---------          --------

  Income before provision for income taxes                   11,041             5,885               161            17,087

PROVISION FOR INCOME TAXES                                    8,311             2,177                60 (e)        10,548
                                                           --------          --------         ---------          --------

  Net income                                               $  2,730          $  3,708         $     101          $  6,539
                                                           ========          ========         =========          ========


BASIC AND DILUTED EARNINGS PER SHARE                          $0.06                                                 $0.15
                                                           ========                                              ========



The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of this consolidated statement.



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                       AMERICAN MEDIA, INC. AND SUBSIDIARY
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                    For the Fiscal Year Ended March 30, 1998
                    (in 000's, except per share information)


                                                                               Disposition
                                                                                of Soap
                                                            Historical         Properties        Adjustments         Pro Forma
                                                            ----------         -----------       -----------         ---------
OPERATING REVENUES:
  Circulation                                                $262,249           ($22,735)                            $239,514
  Advertising                                                  23,643               (851)                              22,792
  Other                                                        21,792                (97)                              21,695
                                                             --------           --------          ---------          --------
                                                              307,684            (23,683)                 0           284,001
                                                             --------           --------          ---------          --------
OPERATING EXPENSES:
  Editorial                                                    30,497             (4,124)                              26,373
  Production                                                   82,296            (17,165)               546 (c)        65,677
  Distribution, circulation and other cost of sales            66,883             (8,535)                              58,348
  Selling, general and administrative expenses                 27,721               (821)                              26,900
  Depreciation and amortization                                30,327             (1,053)                              29,274
                                                             --------           --------          ---------          --------
                                                              237,724            (31,698)               546           206,572
                                                             --------           --------          ---------          --------

  Operating income                                             69,960              8,015               (546)           77,429

INTEREST EXPENSE                                              (50,486)                                  780 (d)       (49,706)
OTHER INCOME, net                                              (1,790)                                                 (1,790)
                                                             --------           --------          ---------          --------

  Income before provision for income taxes                     17,684              8,015                234            25,933

PROVISION FOR INCOME TAXES                                     12,152              2,966                 87 (e)        15,205
                                                             --------           --------          ---------          --------

  Net income                                                 $  5,532           $  5,049          $     147          $  10,728
                                                             ========           ========          =========          ========


BASIC AND DILUTED EARNINGS PER SHARE                            $0.13                                                $   0.25
                                                             ========                                                ========




The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of this consolidated statement.


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                       AMERICAN MEDIA, INC. AND SUBSIDIARY
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


DETAILS OF THE PRO FORMA ADJUSTMENTS

(a) To record (i) the receipt of $10,000,000 in cash and the assumption of the publications' deferred subscription liabilities by Primedia, (ii) the write off of certain assets and accrual of certain liabilities related to the Soap Properties disposition and (iii) the booking of the related gain, net of income taxes. The gain is not shown on the unaudited pro forma statements of income because it is a non-recurring item however it is included in retained earnings on the unaudited pro forma balance sheet.

(b) To record the pay down of Term Loan and Revolving Credit Commitment in the amount of $10,000,000.


(c) To record additional printing costs resulting from reduced production efficiencies.

(d) To reflect the reduction in interest expense resulting from the $10,000,000 pay down of the Term Loan and Revolving Credit Commitment assuming average interest rates of 7.6% and 7.8% for the nine months ended December 28, 1998 and the year ended March 30, 1998, respectively.

(e)   To record tax impact of pro forma adjustment (c) and (d), above.








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                                    SIGNATURE



Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned, thereto duly authorized.

                                                   AMERICAN MEDIA, INC.
                                                   Registrant



Date: February 17, 1999                            By /s/ Peter A. Nelson
                                                      --------------------------
                                                      Peter A. Nelson
                                                      Executive Vice President
                                                      Chief Financial Officer













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